Filed pursuant to 497(e)

File Nos. 002-84012 and 811-03752

AMG FUNDS III

AMG Managers Global Income Opportunity Fund

Supplement dated September 30, 2014, to the

Prospectus dated April 28, 2014

Effective December 15, 2014, the following information supplements and supersedes any information to the contrary relating to AMG Managers Global Income Opportunity Fund, a series of AMG Funds III (the “Fund”), contained in the Fund’s prospectus dated as noted above.

The section titled “Redemption and Exchange Fees” on pages 25-26 of the Prospectus is hereby deleted and replaced with the following:

REDEMPTION AND EXCHANGE FEES

The AMG Managers Global Income Opportunity Fund will deduct a redemption fee (the Redemption/Exchange Fee”) of 1.00% from the proceeds of any redemption (including a redemption by exchange) of shares if the redemption occurs within 60 days of the purchase of those shares.

For the purpose of determining whether the redemption is subject to the Redemption/Exchange Fee, redemptions of shares of the AMG Managers Global Income Opportunity Fund are conducted on a first in/first out (FIFO) basis such that shares with the longest holding period will be treated as being redeemed last.

The Redemption/Exchange Fee is paid to the AMG Managers Global Income Opportunity Fund and is intended to offset transaction and other expenses caused by short-term trading. The AMG Managers Global Income Opportunity Fund reserves the right to waive the redemption fee on shares when the Investment Manager believes such waiver is in the best interests of such Fund. Additionally, the Redemption/Exchange Fee will not apply to redemptions (including redemptions by exchange) effected by the following transactions of Fund shares (if known by the Fund):

1)	Redemptions of shares pursuant to certain automatic rebalancing programs;

2)	Redemptions of shares purchased as part or wrap programs, model-based programs or similar programs through a financial intermediary;

3)	Redemptions of shares that were purchased through an employer-sponsored retirement plan;

4)	Shares purchased through the ManagersChoice® Program or similar asset allocation program as determined by the Investment Manager;

5)	Shares purchased through reinvestment of dividend or capital gain distributions;

6)	Redemptions requested following the death of a registered shareholder on an account or the settler of a living trust that is the registered shareholder of an account, for shares held in the account at the time of death;

7)	Under hardship circumstances (as determined by the Investment Manager in its discretion, based on a case-by-case analysis);

8)	After the announcement or other initial public disclosure by the AMG Managers Global Income Opportunity Fund of the liquidation of such Fund or of the merger or reorganization of such Fund into another fund;

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9)	Where the application of the Redemption/Exchange Fee would cause the AMG Managers Global Income Opportunity Fund, or an asset allocation program of which such Fund is a part, to fail to be considered a “qualified default investment alternative” under the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations thereunder;

10)	Transaction activity due to processing errors; and

11)	Shares exchanged from one share class to another within the AMG Managers Global Income Opportunity Fund.

Short-term trades not subject to a Redemption/Exchange Fee as a result of these exceptions may result in additional costs to the AMG Managers Global Income Opportunity Fund that would have been otherwise recouped, in whole or in part, if a Redemption/Exchange Fee were applied. The Redemption/Exchange Fee will only apply to redemptions of share purchased through a financial intermediary such as a broker, retirement plan administrator, bank or trust company if the financial intermediary has indicated that it will administer the Redemption/Exchange Fee. If you invest through a financial intermediary, contact your intermediary to determine whether the Redemption/Exchange Fee applies to you and any restrictions on your trading activity. The AMG Managers Global Income Opportunity Fund reserves the right to modify the terms of, or terminate, the Redemption/Exchange Fee at any time upon 60 days’ advance notice to shareholders.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE